Exhibit 99.2

Red Lion Hotels Corporation

Unaudited Pro Forma Condensed Consolidated Balance Sheet

March 31, 2018

	March 31, 2018	Less: Bend Hotel Assets Sold (m)	Less: Hotel Assets Sold		Add: Pro Forma Adjustments		Pro Forma
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$25,426	$735	$2,302	(a)	$418	(g)	$27,552
					(1,007)	(h)
					(322)	(f)
Restricted cash	13,681	(168)			(418)	(g)	13,095
Accounts receivable, net	12,957				(98)	(f)	12,859
Accounts receivable from related parties	1,870	(29)					1,841
Notes receivable, net	1,239						1,239
Inventories	406						406
Prepaid expenses and other	5,911	(31)			(36)	(f)	5,844
Assets held for sale	12,446	(3,133)	(9,313)	(b)			—

Total current assets	73,936	(2,626)	(7,011)		(1,463)		62,836

Property and equipment, net	155,849				—		155,849
Goodwill	9,404				—		9,404
Intangible assets	50,255				—		50,255
Other assets, net	4,858						4,858

Total assets	$294,302	$(2,626)	$(7,011)		$(1,463)		$283,202

LIABILITIES
Current liabilities:
Accounts payable	$5,667	$(16)			$(44)	(f)	5,607
Accrued payroll and related benefits	3,113	(19)			(45)	(f)	3,049
Other accrued liabilities	5,551	(60)			(331)	(f)	5,160
Long-term debt, due within one year	33,924	(3,779)	(6,729)	(d)			23,416
Contingent consideration for acquisition due to related party, due within one year	5,446						5,446

Total current liabilities	53,701	(3,874)	(6,729)		(420)		42,678

Long-term debt, due after one year, net of debt issuance costs	39,593						39,593
Contingent consideration for acquisition due to related party, due after one year							—
Deferred income and other long term liabilities	1,407	(261)					1,146
Deferred income taxes	2,301						2,301

Total liabilities	97,002	(4,135)	(6,729)		(420)		85,718

Commitments and contingencies

STOCKHOLDERS’ EQUITY
Red Lion Hotels Corporation stockholders’ equity
Preferred stock – 5,000,000 shares authorized; $0.01 par value; no shares issued or outstanding	—
Common stock – 50,000,000 shares authorized; $0.01 par value; 24,125,600 shares issued and outstanding	241						241
Additional paid-in capital, common stock	178,318						178,318
Accumulated deficit	(13,390)	2,251	(282)	(e)	(36)	(e)	(11,457)

Total Red Lion Hotels Corporation stockholders’ equity	165,169	2,251	(282)		(36)		167,102
Noncontrolling interest	32,131	(742)			(1,007)	(i)	30,382

Total stockholders’ equity	197,300	1,509	(282)		(1,043)		197,484

Total liabilities and stockholders’ equity	$294,302	$(2,626)	$(7,011)		$(1,463)		$283,202

Manual adjustment made for Pasco Debt as it was not reclassified to all current

12/31/2017 current balance was 122,701

Overall debt payment was $10,080,000

Red Lion Hotels Corporation

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For Year Ended December 31, 2017

	As Reported	Less: Redding, Eureka, Boise, Richland, Pasco and Bend Hotel Assets Sold (m)	Less: Hotel Assets Sold		Pro Forma
	(in thousands)
Revenue:
Company operated hotels	$119,186	$(29,189)	$(4,339)	(k)	$85,658
Other revenues from managed properties	3,914				3,914
Franchised hotels	48,559	2,553	256	(l)	51,368
Other	267				267

Total revenues	171,926	(26,636)	(4,083)		141,207

Operating expenses:
Company operated hotels	91,622	(23,501)	(3,517)	(k)	64,604
Other costs from managed properties	3,914				3,914
Franchised hotels	34,794	1,554	204	(n)	36,552
Other	(9)				(9)
Depreciation and amortization	18,824	(2,893)	(551)	(k)	15,380
Hotel facility and land lease	4,806	(70)			4,736
Gain on asset dispositions, net	(449)	5			(444)
General and administrative expenses	15,792	999	142	(o)	16,933
Acquisition and integration costs	1,529				1,529

Total operating expenses	170,823	(23,906)	(3,722)		143,195

Operating income (loss)	1,103	(2,730)	(361)		(1,988)
Other income (expense):
Interest expense	(8,252)	1,591	122	(p)	(6,539)
Other income, net	818				818

Total other income (expense)	(7,434)	1,591	122		(5,721)

Income (loss) from continuing operations before taxes	(6,331)	(1,139)	(239)		(7,709)
Income tax expense	(4,662)				(4,662)

Net income (loss) from continuing operations	(1,669)	(1,139)	(239)		(3,047)
Net (income) loss attributable to noncontrolling interest	2,069	93	17	(i)	2,179

Net income (loss) attributable to RLH Corporation from continuing operations	$400	$(1,046)	$(222)		$(868)

Earnings (loss) per share – basic
Income (loss) from continuing operations attributable to RLH Corporation	$0.01				$(0.04)

Earnings (loss) per share – diluted
Income (loss) from continuing operations attributable to RLH Corporation	$0.01				$(0.04)

Weighted average shares – basic	23,669				23,699
Weighted average shares – diluted	24,253				23,699

Red Lion Hotels Corporation

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For Three Months March 31, 2018

	As Reported	Less: Redding, Eureka, Boise, Richland, Pasco and Bend Hotel Assets Sold (m)		Less: Hotel Assets Sold		Pro Forma
	(in thousands)
Revenue:
Company operated hotels	$22,003	$(3,372)		$(551)	(k)	$18,080
Other revenues from managed properties	893					893
Franchised hotels	10,123	191		30	(l)	10,344
Other	20					20

Total revenues	33,039	(3,181)		(521)		29,337

Operating expenses:
Company operated hotels	19,547	(3,330)		(654)	(k)	15,563
Other costs from managed properties	893					893
Franchised hotels	7,901	69		11	(n)	7,981
Other	(7)					(7)
Depreciation and amortization	4,392	—				4,392
Hotel facility and land lease	1,204	(17)				1,187
Gain on asset dispositions, net	(14,043)	13,926	(j)			(117)
General and administrative expenses	3,486	183		38	(o)	3,707
Acquisition and integration costs	104					104

Total operating expenses	23,477	10,831		(605)		33,703

Operating income (loss)	9,562	(14,012)		84		(4,366)
Other income (expense):
Interest expense	(2,247)	626		68	(p)	(1,553)
Other income, net	158					158

Total other income (expense)	(2,089)	626		68		(1,395)

Income (loss) from continuing operations before taxes	7,473	(13,386)		152		(5,761)
Income tax expense	135					135

Net income (loss) from continuing operations	7,338	(13,386)		152		(5,896)
Net (income) loss attributable to noncontrolling interest	(4,750)	5,922		(108)	(i)	1,064

Net income (loss) attributable to RLH Corporation from continuing operations	$2,588	$(7,464)		$44		$(4,832)

Earnings (loss) per share – basic
Income (loss) from continuing operations attributable to RLH Corporation	$0.11					$(0.20)

Earnings (loss) per share – diluted
Income (loss) from continuing operations attributable to RLH Corporation	$0.10					$(0.20)

Weighted average shares – basic	24,101					24,101
Weighted average shares – diluted	25,166					24,101

Notes to Unaudited Pro Forma Condensed Financial Information

Note 1 — Basis of presentation

The historical consolidated financial statements have been adjusted in the unaudited pro forma condensed financial statements to give effect to pro forma events that are (1) directly attributable to the sale of the asset, (2) factually supportable and (3) with respect to the unaudited pro forma condensed statements of operations, expected to have a continuing impact on the results following the sale of the assets. These proforma financial statements also reflect the impact of the sales of hotels in Eureka, CA, Redding, CA, Boise, ID, Richland, WA Pasco, WA and Bend, OR which were previously reported.

Note 2 — The transaction

On May 11 2018 RL Post Falls, LLC completed the sale of the Red Lion Templin’s Hotel on the River, in Post Falls, Idaho, to KVA Management LLC, a Washington limited liability company (the “Purchaser”). The purchase price for the hotel was $9.25 million, which was paid in cash at closing.

At closing, an affiliate of the Purchaser entered into a franchise agreement with Red Lion Hotels Franchising, Inc., a wholly owned subsidiary of Red Lion Hotels Corporation, to continue to operate the hotel under the Red Lion® brand. The franchise agreement provides for a 20 year term and the payment of monthly royalty and program fees equal to a percentage of the hotel’s gross room revenue. Either party may terminate the franchise agreement without penalty on the 10th anniversary of the hotel’s opening date. Termination of the franchise agreement by Red Lion Franchising upon default of the franchisee, or termination of the agreement by the franchisee without cause, will require the franchisee to pay a termination fee.

RL Post Falls, LLC is a wholly owned subsidiary of RL Venture, LLC. RL Venture, LLC is a variable interest entity in which Red Lion Hotels Corporation holds a 55% interest, and therefore the registrant consolidates the assets, liabilities and results of operations of this entity.

Note 3 — Pro forma adjustments

The following adjustments have been reflected in the unaudited pro forma condensed financial information:

(a)	Reflects the cash from the sale of assets less selling costs and repayment of debt.

(b)	Reflects the basis of the assets sold.

(c)	Not used.

(d)	Represents the related debt payment made at the closing of the sale of the assets.

(e)	Reflects the gain on sale and/or settlement of the assets.

(f)	Reflects the settlement of all other assets and liabilities related to the assets sold.

(g)	Represents the release of restricted cash related to the assets sold.

(h)	Represents the proforma distribution of cash to the noncontrolling interest.

(i)	Reflects the removal of the noncontrolling interest portion of the transaction.

(j)	Removes the gain on the sales of the hotels in Eureka, CA, Redding, CA, Boise, ID, Richland, WA, and Pasco, WA which were reported in the three months ended March 31, 2018.

(k)	Reflects the elimination of direct revenues and expenses related to the assets sold.

(l)	Represents the franchise income that would have been received under the existing intercompany franchise agreement. Does not represent the impact of the franchise agreements with the new owners of the assets.

(m)	Impact of the sales of hotels in Eureka, CA, Redding, CA, Boise, ID, Richland, WA, Pasco, WA and Bend, OR which were previously reported.

(n)	Represents the marketing and other costs to support the franchise income that would have been received under the existing intercompany franchise agreement. Does not represent the impact of the franchise agreements with the new owners of the assets.

(o)	Reflects the corporate and administrative expenses which were previously allocated to the assets sold.

(p)	Reflects interest expense on allocated debt related to assets sold.